UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 May 23, 2018 Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
001-03559	ATLANTIC CITY ELECTRIC COMPANY	21-0398280
(a New Jersey Corporation) 500 North Wakefield Drive Newark, Delaware 19702 (202) 872-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 23, 2018, Atlantic City Electric Company (ACE) entered into two term loan agreements in the aggregate amount of $125 million, which expire on May 22, 2019. Pursuant to the term loan agreements, loans made thereunder bear interest at a variable rate equal to LIBOR plus 0.55% and all indebtedness thereunder is unsecured.

The description of the loan agreements referred to above is not complete and is qualified in its entirety by reference to each of the agreements, copies of which are attached as exhibits 99.1 and 99.2, respectively, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated by reference to this item 2.03.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1
Credit Agreement, dated as of May 23, 2018, among Atlantic City Electric Company, the various financial institutions named therein as Lenders, and U.S. Bank National Association, as Administrative Agent

99.2
Credit Agreement, dated as of May 23, 2018, among Atlantic City Electric Company, the various financial institutions named therein as Lenders, and PNC Bank, National Association, as Administrative Agent

* * * * *

This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by ACE include those factors discussed herein, as well as the items discussed in (1) ACE’s 2017 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 23, Commitments and Contingencies; (2) the ACE’s First Quarter 2018 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 17, Commitments and Contingencies; and (3) other factors discussed in filings with the Securities and Exchange Commission by ACE. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. ACE undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC CITY ELECTRIC COMPANY

/s/ Donna J. Kinzel
Donna J. Kinzel
Senior Vice President, Chief Financial Officer and Treasurer
Atlantic City Electric Company
May 25, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1
Credit Agreement, dated as of May 23, 2018, among Atlantic City Electric Company, the various financial institutions named therein as Lenders, and U.S. Bank National Association, as Administrative Agent

99.2
Credit Agreement, dated as of May 23, 2018, among Atlantic City Electric Company, the various financial institutions named therein as Lenders, and PNC Bank, National Association, as Administrative Agent